UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 7, 2021

WATSCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-5581	59-0778222
(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Miami, Florida 33133

(Address of Principal Executive Offices, Including Zip Code)

(305) 714-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.50 par value	WSO	New York Stock Exchange
Class B common stock, $0.50 par value	WSOB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Watsco, Inc., a Florida corporation (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 7, 2021. The final voting results for the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1. As set forth in the table that follows, (1) election of one director to serve as a Common stock director by Common shareholders voting as a single class and (2) election of two Class B Common stock directors by Class B Common shareholders voting as a single class, in each case for terms to expire at the 2024 annual meeting of shareholders:

Nominee	Term	Votes For	Votes Withheld	Broker Non-Votes
Common Stock:
George P. Sape	2024	20,848,244	7,715,562	1,931,042
Class B Common Stock:
Aaron J. Nahmad	2024	52,265,010	3,920	2,723,530
Albert H. Nahmad	2024	52,265,010	3,920	2,723,530

Proposal 2. Approval of the Watsco, Inc. 2021 Incentive Compensation Plan. The combined vote of the Company’s Common and Class B common stock was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,952,413	10,807,135	73,188	4,654,572

The Company notes that Proposal 2 was approved by in excess of majority of votes cast, inclusive of abstentions.

Proposal 3. Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. The combined vote of the Company’s Common and Class B common stock was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,146,675	5,565,882	1,120,179	4,654,572

Proposal 4. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year. The combined vote of the Company’s Common and Class B common stock was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,339,474	122,209	25,625	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: June 7, 2021	By:	/s/ Ana M. Menendez
Ana M. Menendez,
Chief Financial Officer